UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ________________________________________
FORM 8-K
________________________________________

 CURRENT REPORT
PURSUANT TO SECTIONS 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) September 5, 2024

_______________________________________
 Entegris, Inc.
(Exact name of registrant as specified in its charter)
 _______________________________________

Delaware	001-32598	41-1941551
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

129 Concord Road,	Billerica,	MA	01821
(Address of principal executive offices)			(Zip Code)
(978) 436-6500
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
___________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	ENTG	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 5, 2024, the Board of Directors (the "Board") of Entegris, Inc. ("Entegris") appointed Mary Puma as a director of Entegris. There is no arrangement or understanding between Ms. Puma and any other persons or entities pursuant to which Ms. Puma was appointed as a director. The Board has determined that Ms. Puma qualifies as an independent director under the independence requirements set forth under Rule 5605(a)(2) of the Nasdaq Listing Rules.

Upon her appointment to the Board, Ms. Puma became entitled to a prorated portion of the standard non-employee directors' compensation for the period ending on May 31, 2025. As part of this standard non-employee director compensation, on September 5, 2024, Ms. Puma received a prorated award of 1,207 restricted stock units with restrictions lapsing on the earlier of the date of the 2025 Annual Meeting of Entegris Stockholders or the first anniversary of the award date. Ms. Puma will also receive a prorated portion of the $105,000 annual retainer payable to non-employee directors, paid quarterly in advance. Non-employee directors are reimbursed for their out-of-pocket expenses incurred in connection with services as a director.

In addition, Entegris has entered into an indemnity agreement with Ms. Puma in connection with her services as a member of the Board. The form of indemnity agreement is filed as Exhibit 10.30 to Entegris' Annual Report on Form 10-K for the fiscal year ended August 27, 2005, filed with the U.S. Securities and Exchange Commission on November 23, 2005.

As of the date of this Current Report on Form 8-K, the Board has not determined Ms. Puma's Board committee assignment(s). In accordance with Instruction 2 to Item 5.02 of Form 8-K, Entegris will file an amendment to this Current Report on Form 8-K within four business days after such determination has been made.

There are no transactions between Entegris and Ms. Puma that would be required to be reported under Item 404(a) of Regulation S-K.

A copy of the news release announcing the appointment of Ms. Puma to the Board is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein.

Item 9.01.    Financial Statements and Exhibits.
        (d) Exhibits

EXHIBIT INDEX
Exhibit No.	Description
99.1	Press Release, dated September 5, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENTEGRIS, INC.

Dated: September 5, 2024	By:	/s/ Joseph Colella
	Name:	Joseph Colella
	Title:	Senior Vice President, General Counsel and Secretary